UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2011

NEXT FUEL, INC.
(EXACT NAME OF COMPANY AS SPECIFIED IN CHARTER)

Nevada	333-148493	32-2305768
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

821 Frank Street Sheridan WY	82801
(Address of Principal Executive Offices)	(Zip Code)

(307) 674-2145
(Company’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Securities

The Company reports unregistered sales of securities as described below:

Mr. Gwangwei Guo, a member of the Company's Board of Directors, purchased an additional Four Hundred Thousand (400,000) shares of Common Stock of the Company for a purchase price of Three ($3.00) Dollars (US) per share in a transaction in which the Company raised One Million Two Hundred Thousand ($1,200,000) Dollars (US).

These Four Hundred Thousand (400,000) shares are subject to the Lock-up and Installment Re-Sale Restriction Agreement dated as of March 28, 2011 and as of May 13, 2011 and the Registration Rights Agreement dated as of May 13, 2011.

See Item 2 of Part II of the Company's Quarterly Report on Form 10-Q for the Quarter ended March 31, 2011 for a description of prior purchases of Common Stock of the Company by Mr. Guo and affiliated investors, and for a description of the lock-up and registration rights agreements, which is incorporated herein by reference.

The offer and sales to Mr. Guo were exempt from registration pursuant to Regulation S of the Securities and Exchange Commission.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information
Not applicable.
(c)	Exhibits.

Exhibit No.	Exhibit Description

99.1
Lock-Up And Installment Re-Sales Restriction Agreement dated as of May 13, 2011 between and among the Company and Peng Min, Guangwei Guo and Zhiqiang Siu incorporated by reference from Exhibit 9.12 to the Company's Quarterly Report on Form 10-Q for the Quarter ended March 31, 2011 filed with the Securities and Exchange Commission on May 16, 2011.

99.2
Registration Rights Agreement dated as of May 13, 2011 between and among the Company and Peng Min, Guangwei Guo and Zhiqiang Siu incorporated by reference from Exhibit 9.13 to the Company's Quarterly Report on Form 10-Q for the Quarter ended March 31, 2011 filed with the Securities and Exchange Commission on May 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT FUEL, INC.

DATED: June 15, 2011	By:	/s/ Robert H. Craig
Robert H. Craig
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1
Lock-Up And Installment Re-Sales Restriction Agreement dated as of May 13, 2011 between and among the Company and Peng Min, Guangwei Guo and Zhiqiang Siu incorporated by reference from Exhibit 9.12 to the Company's Quarterly Report on Form 10-Q for the Quarter ended March 31, 2011 filed with the Securities and Exchange Commission on May 16, 2011.

99.2
Registration Rights Agreement dated as of May 13, 2011 between and among the Company and Peng Min, Guangwei Guo and Zhiqiang Siu incorporated by reference from Exhibit 9.13 to the Company's Quarterly Report on Form 10-Q for the Quarter ended March 31, 2011 filed with the Securities and Exchange Commission on May 16, 2011.